EXHIBIT 99.2
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Notes to Footnote 1:

The following table sets forth (i) the number of shares of Common Stock sold by the reporting persons in the transactions reported on this Form 4 and (ii) the number of shares of Common Stock held by the reporting persons following the reported transactions. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.

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HOLDER                                     DATE OF THE       SHARES SOLD       SHARES OF COMMON STOCK
                                           REPORTED          IN THE            HELD BY THE HOLDER
                                           TRANSACTION       REPORTED          FOLLOWING THE
                                                             TRANSACTIONS      REPORTED TRANSACTIONS
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Atlas Venture Fund III, L.P.                9/14/2005         166,673            3,008,713

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Atlas Venture Entrepreneurs'                9/14/2005           3,624               65,416
Fund III, L.P.
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Atlas Venture Fund V, L.P.                  9/14/2005          15,575              281,146

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Atlas Venture Parallel Fund V-A,            9/14/2005           1,935               34,922
  C.V.
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Atlas Venture Parallel Fund V-B,            9/14/2005           1,935               34,922
  C.V.
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Atlas Venture Entrepreneurs'                9/14/2005             258                4,684
  Fund V, L.P.
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